EXHIBIT  32.1


CERTIFICATION  PURSUANT  TO  RULE 13a-14(b) OR RULE 15d-14(b) and 18 U.S.C. Sec.
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1350,  AS  ADOPTED  PURSUANT  TO  SECTION  906 OF THE SARBANES-OXLEY ACT OF 2002
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In  connection  with  the  annual  report  of  Sharp  Holding  Corporation  (the
"Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the"Report"), I, George Sharp, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) Based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     April  14,  2005

/S/  GEORGE  SHARP
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GEORGE  SHARP
CHIEF  EXECUTIVE  OFFICER  OF  SHARP  HOLDING  CORPORATION